Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED WATER GATHERING AND DISPOSAL AGREEMENT

This Amendment No. 1 (“Amendment”) dated effective as of February 15, 2024 (the “Effective Date”), is by and between Solaris Midstream DB-NM, LLC, a Delaware limited liability company (“Gatherer”), COG Operating LLC, a Delaware limited liability company (“COG”), COG Production LLC, a Texas limited liability company (“COGP”), Concho Oil & Gas LLC, a Delaware limited liability company (“CO&G”), and COG Acreage LP, a Texas limited partnership (“COGA”, and with COG, COGP and CO&G collectively herein referred to in the singular as “Producer”). Gatherer and Producer are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS effective June 11, 2020, Producer and Gatherer entered into an Amended and Restated Water Gathering and Disposal Agreement (the “WGDA”);

WHEREAS, the WGDA identifies several Delivery Points in the WGDA;

WHEREAS, COG is trading certain interests in a transaction whereby one Delivery Point identified in the WGDA will no longer be required by the Parties and a New Delivery Point is desired to be added to the WGDA; and

WHEREAS, the Parties desire to amend the WGDA as set forth herein to, among other things, remove the unneeded Delivery Point from the WGDA and add a New Delivery Point to the WGDA.

NOW THEREFORE, in consideration of the premises and of the covenants in this Amendment, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed by each Party, the Parties agree as follows:

AGREEMENT

1.Recitals; Defined Terms. The Recitals and defined terms above are incorporated herein by reference. Capitalized terms used and not otherwise defined herein shall have the meanings given in the WGDA.
2.	Amendments. The Parties agree to the following amendments to the WGDA:
a.	The Parties hereby amend Section 4.1(b) of the WGDA to add the following new sentence at the end thereof:

“All New Delivery Points and all other Delivery Points in effect and being utilized hereunder by the Parties as of a specified date shall be summarized and set forth on Exhibit D-6, which exhibit shall be updated from time to time by mutual agreement of the Parties to delete, revise and/or add Delivery Points, in which event Exhibit D-6 shall be amended to reflect such deletion(s), revision(s) and/or addition(s).”

b.	The Parties hereby add Exhibit D-6 to the WGDA, which is attached to this Amendment.
3.Limited Effect. Producer and Gatherer agree that, except as expressly provided in this Amendment, all of the terms and provisions of the WGDA are and will remain in full force and effect and are hereby ratified and confirmed. In the event of conflict between the provisions of this Amendment and the provisions of the WGDA, this Amendment shall control. On and after the Effective Date, each reference in the WGDA to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the WGDA as amended by this Amendment.
4.Representations and Warranties. Each Party hereby represents and warrants for itself that: (i) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder; (ii) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Amendment has been executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.
5.	Miscellaneous.
a.Governing Law and Dispute Resolution. This Amendment and any dispute involving this Amendment shall be governed by and construed in accordance with the law of the State of Texas without regard to principles of conflicts of law otherwise applicable to such determinations. The Dispute Resolution and Arbitration provisions of GTC Section XIII(b) to the WGDA shall apply to this Amendment and are hereby incorporated into this Amendment mutatis mutandis.
b.Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
c.Headings. The topical headings used herein are inserted for convenience only and shall not be construed as having any substantive significance or meaning whatsoever, or as indicating that all of the provisions of this Amendment relating to any particular topic are to be found in any particular article or section.
d.Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile transmission or other customary means of electronic transmission (e.g., pdf)), each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

e.Entire Agreement; Modification. The WGDA and this Agreement constitute the sole and entire agreement between the Parties with respect to the subject matter contained herein, and there are no agreements, modifications, conditions or understandings, written or oral, expressed or implied, pertaining to the subject matter of this Amendment which are not contained in this Amendment. Modifications of this Amendment will be or become effective only upon the due and mutual execution of appropriate supplemental agreements or amendments hereto by duly authorized representatives of the respective Parties.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date recited above.

PRODUCER:

COG Operating LLC

By:     /s/ David J. Sakolosky  Name: David J. Sakolosky   Title:   Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF TEXAS§

§

COUNTY OF HARRIS§

This instrument was acknowledged before me on this 15th day of February 2024  by

David J. Sakolosky, Attorney-in-Fact  of COG Operating LLC, a Delaware limited liability company, on behalf of said company.

/s/ Erica Adkins

Notary Public, State of Texas

[SEAL]Erica Adkins

Notary Public, State of Texas

My commission expires:Comm. Expires 01-18-2027

Notary ID 131861163

January 18, 2027

SIGNATURE PAGE TO AMENDMENT

COG Production LLC

By:     /s/ David J. Sakolosky  Name: David J. Sakolosky   Title:   Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF TEXAS§

§

COUNTY OF HARRIS§

This instrument was acknowledged before me on this 15th day of February 2024  by

David J. Sakolosky, Attorney-in-Fact  of COG Production LLC, a Texas limited liability company, on behalf of said company.

/s/ Erica Adkins

Notary Public, State of Texas

[SEAL]Erica Adkins

Notary Public, State of Texas

My commission expires:Comm. Expires 01-18-2027

Notary ID 131861163

January 18, 2027

SIGNATURE PAGE TO AMENDMENT

Concho Oil & Gas LLC

By:     /s/ David J. Sakolosky  Name: David J. Sakolosky   Title:   Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF TEXAS§

§

COUNTY OF HARRIS§

This instrument was acknowledged before me on this 15th day of February 2024  by

David J. Sakolosky , Attorney-in-Fact  of Concho Oil & Gas LLC, a Delaware limited liability company, on behalf of said company.

/s/ Erica Adkins

Notary Public, State of Texas

[SEAL]Erica Adkins

Notary Public, State of Texas

My commission expires:Comm. Expires 01-18-2027

Notary ID 131861163

January 18, 2027

SIGNATURE PAGE TO AMENDMENT

COG Acreage LP

By: COG Production LLC, its general partner

By:     /s/ David J. Sakolosky  Name: David J. Sakolosky   Title:   Attorney-in-Fact

ACKNOWLEDGMENT

STATE OF TEXAS§

§

COUNTY OF HARRIS§

This instrument was acknowledged before me on this 15th day of February 2024  by David J. Sakolosky, Attorney-in-Fact   COG Production LLC, as general partner of Concho Acreage LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Erica Adkins

Notary Public, State of Texas

[SEAL]Erica Adkins

Notary Public, State of Texas

My commission expires:Comm. Expires 01-18-2027

Notary ID 131861163

January 18, 2027

SIGNATURE PAGE TO AMENDMENT

GATHERER: Solaris Midstream DB-NM, LLC By: /s/ Amanda Brock Name: Amanda Brock Title: Chief Executive Officer & President

ACKNOWLEDGMENT

STATE OF TEXAS§

§

COUNTY OF HARRIS§

This instrument was acknowledged before me on this 13th day of February 2024 by

Amanda Brock, Chief Executive Officer & President    of Solaris Midstream DB-NM, LLC, a Delaware limited liability company, on behalf of said company.

/s/ Amanda Ann LeBlanc

Notary Public, State of Texas

[SEAL]Amanda Ann LeBlanc

Notary Public, State of Texas

My commission expires:Comm. Expires 04-22-2026

Notary ID 7556370

April 22, 2026

SIGNATURE PAGE TO AMENDMENT

EXHIBIT D-6

to

Amended and Restated Water Gathering and Disposal Agreement

Delivery Points

(as of January 29, 2024) Delivery Points

DELIVERY POINT	LATITUDE	LONGITUDE
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT D-6

[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT D-6

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT D-6

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT D-6

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT D-6

[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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EXHIBIT D-6

[***]	[***]	[***]
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EXHIBIT D-6

[***]	[***]	[***]
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EXHIBIT D-6